SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In February 2016, the Company took delivery of the newbuilding container vessel Maersk Skarstind, which immediately commenced a five year time charter to Maersk Line A/S. The vessel-owning subsidiary drew down $70.0 million against the $210 million facility secured against this and two other newbuilding vessels, one of which is yet to be delivered.

In February 2016, the Company redeemed in cash the full outstanding amount under the 3.75% senior unsecured convertible bonds due 2016.

In February 2016, Frontline enacted a 1-for-5 reverse stock split of its ordinary shares. Accordingly, the Company's holding in Frontline changed from 55 million shares to 11 million shares, remaining at approximately 7.0% of Frontline's issued share capital.

In February 2016, the Company entered into interest rate swap contracts with initial principal amounts totaling $68.9 million, swapping variable LIBOR interest rates for a fixed interest rate of 1.2625% per annum.

On February 29, 2016, the Board of Ship Finance declared a dividend of $0.45 per share which was paid in cash on March 30, 2016.

In February 2016, the Company sold the offshore supply vessel Sea Bear to an unrelated party third party, and simultaneously agreed to terminate the corresponding charter with a subsidiary of Deep Sea. Total gross proceeds amounted to approximately $19.6 million, consisting of cash sales proceeds and amortizing senior unsecured loan notes received from Deep Sea as compensation for the early termination of the charter. The loan notes bear interest at a rate of 7.25% and are redeemable over a period of six years.

In March 2016, the Company issued 36,575 new shares to satisfy the share options exercised by two officers and three employees. The exercise price was $12.11 per share, resulting in a total premium on issue of $0.4 million.

In March 2016, the Company awarded a total of 279,000 options to six Board members, two officers and five employees, pursuant to the Company's Share Option Scheme. The options have a five year term and a three year vesting period and the first options will be exercisable from March 2017 onwards. The initial strike price is $14.38 per share.